Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. § 1350)

I, Mark G. Harrington, the undersigned officer of Best Energy Services, Inc. hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

1.
The accompanying Annual Report on Form 10-K for the period ending December 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Date: April ___, 2010	/s/ Mark G. Harrington

Mark G. Harrington
Chief Executive Officer
(Principal Executive Officer)